

JBT Corporation


maintenance

Investor Presentation
May 2012

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

Forward-Looking Statements

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Annual Report on Form 10-K filed by JBT Corporation (the “Company”) with the Securities and Exchange Commission on March 8, 2012 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using US GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to US GAAP for any non-GAAP measures referenced in this presentation.

Agenda

- Investment Highlights
- Company Overview
- Growth Strategies

Investment Highlights

- Technology and market leader with blue chip customer base
- Global footprint well positioned to capture growth, especially in emerging markets
- Large recurring revenue base provides steady sales stream
- Strong cash flow generation funds corporate initiatives, dividends and share repurchases
- Solid balance sheet and liquidity position

Market Leader with Blue Chip Customer Base

Our Systems:

sterilize more than 50% of the world's shelf stable canned foods	freeze more than 50% of the world's frozen foods	squeeze more than 75% of the world's citrus juices

Del Monte, StarKist, Heinz, Ingham, Délifrance, Sadia, Aujan Industries, Florida's Natural, Cutrale, Campbell's, ConAgra Foods, Nestlé, JBS, Tyson, Moy Park, Citrosuco, Sunkist

load 70% of the world's overnight express packages	board 75% of U.S. passengers

FedEx, DHL, China Southern, United, Delta, British Airways, Air France KLM, Servisair, DFW

JBT Corporation

2011 Revenue & Operating Profit by Segment

Total Revenue

$956M


JBT
AeroTech
JBT
FoodTech
43%
57%

Total Segment Operating Profit

$78.3M


JBT
AeroTech
JBT
FoodTech
46%
54%

JBT Corporation

JBT FoodTech: #1 or #2 in Core Product Offerings

Technologies	Applications		Customers
Freezing & Chilling 34% of revenue		Poultry & Meat Seafood Fruit & Vegetables Baking Products	Keystone Foods, Nestlé, Moy park, ConAgra Foods, Délifrance, Ingham
Protein Processing 16% of revenue		Poultry & Meat Seafood	JBS, Tyson, OSI, Wayne Farms
Fruit & Juice Processing 37% of revenue		Juices Beverages	Sadia, Aujan Industries, Louis Dreyfus Citrus, Southern Gardens, Sunkist
		Tomato Paste Tomato Sauces	Cutrale, COFCO, Florida's Natural, Rio Bravo Tomato, Morning Star
In-Container Processing 13% of revenue		Shelf-Stable Products Formulated Milks Beverages	Campbell's, StarKist, Heinz

JBT Corporation

Note: % of 2011 JBT FoodTech revenue excludes aftermarket parts and service

JBT AeroTech: #1 or #2 in Core Product Offerings

Technologies	Applications	
Gate Equipment 39% of revenue		Passenger boarding Air and power supply
Ground Support 30% of revenue		Container loading Cargo transporting Military aircraft loading Pushback/Towing Aircraft deicing
Airport Services 20% of revenue		Maintaining and monitoring airport facilities and equipment
Automated Systems 11% of revenue		Automated guided vehicle systems for material handling

Customers

FedEx, AMR, China Southern, DHL, Menzies Aviation, groundforce, Air France KLM, British Airways, Air China, Department of Defense, United, TCR, Air Mobility Command, DFW, Delta, P&G, Ford, Las Vegas McCarran International Airport, Pepsi, LAX Los Angeles World Airports

JBT Corporation

Note: % of 2011 JBT AeroTech revenue excludes aftermarket parts and services

Business Seasonality

% of Annual Segment Operating Profit

JBT FoodTech


Q1
Q2
Q3
Q4

JBT AeroTech


Q1
Q2
Q3
Q4

Historical Average 2006 - 2011

JBT Corporation

Global Footprint


Canada
3%
U.S.A
49%
Latin
America
8%
EMEA
28%
Asia Pacific
12%
JBT Personnel Locations
Production Facilities
% of 2011 Revenue

More than 25% of 2011 revenue generated from emerging markets

JBT Corporation

Large Recurring Revenue Base


Revenue ($MM)
$844
$978
$1,028
$842
$880
$956
35%
34%
36%
43%
43%
42%
$205
52%
2006
2007
2008
2009
2010
2011
1Q12 YTD
Recurring Revenue
Total Revenue

Recurring revenue grew 8% in 2011

Note: Recurring revenue includes aftermarket parts and services, equipment leases and airport services

JBT Corporation

Low Capital Requirements

Capital Expenditures ($MM)


$22.7
$23.0
$22.9
$19.8
$24.3
$20.8
$5.2
2006
2007
2008
2009
2010
2011
1Q12 YTD

Adj. Working Capital as % of Sales


Selected Industrials Mean
JBT
16.8%
18.8%
11.9%
2.9%
2006
2007
2008
2009
2010
2011
1Q12 TTM

Efficient deployment of capital supports strong free cash flow generation

Notes: 1) Adjusted Working Capital (a non-GAAP measure) is calculated as current assets (excluding cash and cash equivalents) less current liabilities (excluding current portion of debt), a reconciliation of Adjusted Working Capital to Working Capital is included in Appendix I

2) The companies included in the selected industrials sample are provided in Appendix III

JBT Corporation

Strong Free Cash Flow

- Generated average of $31M in annual free cash flow from `06-`11
- Primary uses of cash:
  - Growth initiatives
  - Quarterly dividend payments
  - Share repurchases
  - Debt repayment

Note: A reconciliation of Free Cash Flow (a non-GAAP measure) to cash provided by operations is included in Appendix II

Solid Balance Sheet & Liquidity Position

Debt Structure

- **Private Placement Debt of $75M**
- Matures in 2015
- Fixed Rate of 6.7%

- **Bank Credit Facility Debt of $64M** ($225M Facility)
- Matures in 2013
- Rate of one month LIBOR + 125bps

Liquidity

	$M
Cash and Cash Equivalents	$19
Available Capacity	$156
Total Liquidity	$175

Key Credit Ratios

	Ratio	Covenant
EBITDA(TTM)/Interest Exp.	13.4x	>3.5x
Total Debt/EBITDA(TTM)	1.6x	<3.0x

Notes: 1) Based on 1Q 2012 actual results
2) Key credit ratios were calculated according to the terms defined in the note purchase and credit facility agreements
3) Debt structure excludes $4M of debt not associated with the credit facility
4) Available capacity includes $4M of credit facilities held in the Asia Pacific region

4G's – JBT's Corporate Growth Strategy

4 Grow margins

3 Grow where the world is growing fastest

2 Grow beyond the sale

1 Grow our technology advantage


4
3
2
1

Supported by bolt-on acquisitions

JBT Corporation

Investment Highlights

- Technology and market leader with blue chip customer base
- Global footprint well positioned to capture growth, especially in emerging markets
- Large recurring revenue base provides steady sales stream
- Strong cash flow generation funds corporate initiatives, dividends and share repurchases
- Solid balance sheet and liquidity position




maintenance

JBT Corporation

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

JBT Corporation





Backup





Segment Information

JBT FoodTech Field of View


Food Segments
Confect
Bakery
Meat, Poultry & Seafood
Fruit & Vegetable
Ready Meals
Dairy
Pet Food
Non-Carb Bev
Carb Bev
Process Steps
Primary Processing
Raw Ingredient Preparation
Non-Thermal Processing
Thermal Processing
Freezing
Filling, Closing & Sterilization
End of Line Packaging / Palletizing
Aftermarket
Bakery
Poultry
Tuna
Citrus
Tomato
Freezing and Chilling
In-Container Processing
Aftermarket Products and Services

Convenience and ***Choice*** Drive Demand in Developed Markets

U.S. Poultry Production



100%
80%
60%
40%
20%
0%
40
30
20
10
0
1980
1985
1990
1995
2000
2005
2010
2012E
Whole
Cut Up
Further
Lbs of Broilers

Broiler Production = 3.7% CAGR

Further Process = 5.0% CAGR





Source: National Chicken Council

Developing Markets Provide a Significant Growth Opportunity for Processed Food Technology


Diet Component
Developing Markets
Developed Markets
Functional Foods
Prepared Foods
Meat, Dairy Fruit &Veg.
Grain Roots
USA
Japan
W. Europe
Eastern Europe
China
L. America
India
Sub-Saharan Africa
Incomes
Survival
Staples
Variety
Convenience
High-tech
Diet Profile

Source: Rabobank

JBT Corporation

We Address Multiple Needs Across the Ground Support Spectrum



Maintenance & Operation
Gate Systems
Baggage Handling Systems
Ground Support Equipment
Airport Facilities Technology
Aircraft Support Systems
Passenger Boarding Bridges
400Hz Converters
Pre-conditioned Air
Ground Support Equipment
Cargo Loaders & Transporters
Deicers
Aircraft Tractors
Passenger Stairs

JBT AeroTech – Market Positions

	Ground Suport Equipment						Gate Equipment				Do Not Participate		
	Loaders	Deicers	Aircraft Tow Tractors	Pax Steps	Trans-porters	Bulk Load Sys	Passenger Boarding Bridges	400Hz Power	PC Air	Airport Services	Bag Tractors	Belt Loaders	Lav Service
JBT	•	•	•	•	•	•	•	•	•	•			
A	•		•	•	•			•	•		•	•	•
B	•	•	•	•				•	•	•	•	•	•
C			•	•		•					•	•	•
D			•					•	•		•	•	
E			•								•		
F			•										
G	•		•	•	•						•		
H		•						•		•			
I		•											•
J		•											
K	•				•								
L	•		•		•						•		
M						•							
N							•			•			
O							•						
P								•					
Q								•	•				
R										•			
S										•			
T										•			

JBT Corporation

JBT AeroTech – Customers

2011 Sales of new equipment & technical services


Automated Guided Vehicles 11%
Other 5%
Defense 9%
Airport Authorities 45%
Ground Handlers 11%
Intl. Airlines 3%
US Airlines 10%
Air Freight 6%

JBT Corporation

Long-term, Passenger and Cargo Traffic Expected to Grow Faster Than Global Economy


Actual Market Growth Rates: 1989 to 2009
Forecast Market Growth Rates: 2010 to 2030
2.7%
3.3%
4.2%
5.1%
3.8%
5.6%
World Economy
Passenger Traffic
Cargo Traffic

Source: World Economy data provided by the IHS Global Insight GDP Index; Passenger Traffic and Cargo Traffic data provided by The Boeing Company Current Market Outlook 2011-2030

JBT Corporation

JBT Corporation





Appendix

Appendix I

Reconciliation of Non-GAAP measures (as required by Regulation G)
(in millions)

	FY 2006	FY 2007	FY 2008	FY 2009	FY 2010	FY 2011	1Q12 TTM
Adjusted working capital (non-GAAP measure)	$ 24.1	$ 55.2	$ 49.6	$ 55.8	$102.4	$114.8	$114.6
plus: cash and cash equivalents	10.3	9.5	43.6	14.4	13.7	9.0	19.1
less: short-term debt and current portion of long-term debt	(0.2)	(1.1)	(0.6)	(0.4)	(1.7)	(4.4)	(3.5)
Working capital (GAAP measure)	$ 34.2	$ 63.6	$ 92.6	$ 69.8	$114.4	$119.4	$130.2
Revenue	$844.3	$978.0	$1,028.1	$841.6	$880.4	$955.8	$959.0
Adjusted working capital as a percent of revenue	2.9%	5.6%	4.8%	6.6%	11.6%	12.0%	11.9%

Note: Working capital (GAAP measure) is current assets minus current liabilities

JBT Corporation

Appendix II

Reconciliation of Non-GAAP measures (as required by Regulation G)
(in millions)

	FY 2006	FY 2007	FY 2008	FY 2009	FY 2010	FY 2011	1Q12 YTD
Free Cash Flow (non-GAAP measure)	$ 73.3	$ 10.7	$ 58.9	$ 34.3	$ (6.8)	$ 15.6	$ 10.7
plus: Capital Expenditures	22.7	23.0	22.9	19.8	24.3	20.8	5.2
Cash Provided by Operating Activities (GAAP measure)	$ 96.0	$ 33.7	$ 81.8	$ 54.1	$ 17.5	$ 36.4	$ 15.9

JBT Corporation

Appendix III

Listing of Selected Industrials

1. AAR Corporation
2. Baldor Electric Company*
3. Briggs & Stratton
4. Enpro Industries Inc.
5. Federal Signal Corporation
6. Gardner Denver Inc.
7. NACCO Industries
8. Oshkosh Corporation
9. Regal-Beloit Corporation
10. A.O. Smith Corporation
11. Tennant Company

* *Baldor Electric Company was acquired in January 2011 and is no longer included in the sample beginning with 2010 results.*

JBT Corporation